UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

AfterMaster, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10196	23-2517953
(State or other jurisdictionof incorporation)	(Commission FileNumber)	(IRS Employer IdentificationNumber)

6671 Sunset Blvd., Suite 1520 Hollywood, California	90028
(Address of principal executive offices)	(zip code)

 (310) 657-4886

   (Registrant’s telephone number, including area code)

  (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

The Company has been following the recommendations of local health authorities to minimize exposure risk for its team members for the past several weeks, including the temporary closures of its offices and having team members work remotely, and, as a result, the quarterly report will not be completed by the filing deadline, due to insufficient time to facilitate the internal and external review process.

Aftermaster Inc. (the “Company”) will be relying on the Securities and Exchange Commission's Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act of 1934 and Certain Rules Thereunder dated March 25, 2020 (Release No. 34-88318) (the Order) to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the Report) due to the circumstances related to COVID-19.

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Quarterly Report as of March 31, 2020:

COVID-19 Risk Factor

The Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed under the Securities Exchange Act of 1934 with the following risk factor:

Our financial performance and start of operations have been delayed due to the impact of the CoronaVirus pandemic which has slowed down investor funding opportunities.

The recent outbreak of a strain of coronavirus (COVID-19) in the U.S. has had an unfavorable impact on our business operations.  Mandatory closures of businesses imposed by the federal, state and local governments to control the spread of the virus is disrupting the operations of our management, business and finance teams. In addition, the COVID-19 outbreak has adversely affected the U.S. economy and financial markets, which may result in a long-term economic downturn that could negatively affect future performance.  The extent to which COVID-19 will impact our business and our consolidated financial results will depend on future developments which are highly uncertain and cannot be predicted at the time of the filing of this Form 8-K, but we hope to limit the impact on our business, results of operations and financial condition.

The Company expects to file the Quarterly Report on Form 10-Q in mid-June 2020 (but in any event no later than June 29, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 15, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2020	AFTERMASTER, INC.
	By:	/s/ Larry Ryckman
Name: Larry Ryckman
Title: President and Chief Executive Officer

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